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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 30, 2003

NetBank, Inc.
(Exact Name of Registrant as Specified in its Charter)

Georgia (State or Other Jurisdiction of Incorporation)	0-22361 (Commission File Number)	58-2224352 (I.R.S. Employer Identification No.)

11475 Great Oaks Way, Suite 100
Alpharetta, Georgia 30022
(Address of Principal Executive Offices)

Registrant's telephone number, including area code (770) 343-6006

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  a.
  Exhibits

  99
  Press release dated July 30, 2003

Item 9. Regulation FD Disclosure

        The following information is intended to be included under "Item 12. Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216.

        On July 30, 2003, NetBank, Inc. ("NetBank") issued a press release regarding its financial results for the quarter ended June 30, 2003. The press release is attached as Exhibit 99 to this report and is incorporated by reference herein.

        The information contained or referenced to in this report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless NetBank specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETBANK, INC.
Date: July 30, 2003
By:	/s/ STEVEN F. HERBERT
Steven F. Herbert Chief Financial Executive

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99	Press Release dated July 30, 2003

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
  Item 9. Regulation FD Disclosure